Exhibit 99.2
NETWORK CN INC.

Unaudited Pro Forma Condensed Consolidated Financial Information

The unaudited pro forma condensed consolidated balance sheet presents the financial position of Network CN Inc. (consolidated) at December 31, 2007 giving effect to the acquisition of CityHorizon Limited, A British Virgin Islands company, as if it had occurred on such date. The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2007 and 2006 gives effect to the acquisition of CityHorizon Limited as if it had occurred on January 1, 2006.

The unaudited pro forma financial information is presented for information purposes only and it is not necessarily indicative of the financial position and results of operations that would have been achieved had the transaction been completed as of the date indicated and is not necessarily indicative of Cityhorizon’ future financial position or results of operations.

The acquisition will be accounted for under the purchase method of accounting. Under the purchase method of accounting, assets acquired and liabilities assumed are recorded at their estimated fair values. Goodwill is generated to the extent that the consideration exceeds the fair value of net assets acquired. The current allocation of purchase price does not anticipate allocating any amounts to other tangible assets. The final allocation of the excess of purchase price over the fair value of the assets acquired could differ from what is presented herein.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of CityHorizon Limited (consolidated), including the related notes thereto, which are filed as Exhibit 99.1 of this amended Report.

NETWORK CN INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2007

Historical	Historical			Pro Forma
Network CN	Cityhorizon			Network CN
Inc. and	Limited	Pro Forma		Inc. and
Subsidiaries	(Consolidated)	Adjustment	Notes	Subsidiaries

Current Assets
Cash	$2,233,528	$2,427,598	$			$4,661,126
Accounts receivable, net	1,093,142					1,093,142
Prepayments for advertising operating rights	13,636,178	2,450,794				16,086,972
Prepaid expenses and other current assets	3,101,699	170,347				3,272,046
Total Current Assets	20,064,547	5,048,739				25,113,286

Equipment, Net	257,403	110,186				367,589
Construction In Progress		1,885,516				1,885,516

Other Assets
Intangible assets		777,480		196,385	(a)	973,865
Intangible Rights, Net	6,114,550					6,114,550
Deferred Charges, Net	670,843					670,843
Total Other Assets	6,785,393	777,480				7,759,258

TOTAL ASSETS	$27,107,343	$7,821,921	$			$35,125,649

Current Liabilities
Accounts payable, accrued expenses and other payables	$3,490,586	$280,306		$5,000,000	(b)	$8,770,892
Current liabilities from discontinued operations	3,655					3,655
12% convertible promissory note, net	4,740,796					4,740,796
Total Current Liabilities	8,235,037	280,306				13,515,343

3% Convertible Promissory Notes Due 2011, NET	12,545,456					12,545,456

TOTAL LIABILITIES	20,780,493	280,306				26,060,799

COMMITMENTS AND CONTINGENCIES

MINORITY INTERESTS	347,874					347,874

STOCKHOLDERS’ EQUITY
Preferred stock, $0.001 par value, 5,000,000 shares
none issued and outstanding
Common stock, $0.001 par value, 800,000,000 shares
69,151,608 shares issued and outstanding	69,152			1,500	(c)	70,652
Registered capital		1		(1)	(d)
Capital reserve		7,843,485		(7,843,485)	(d)
Additional paid-in capital	35,673,586			2,736,500	(c)	38,410,086
Accumulated deficit	(29,829,059)	(686,780)		686,780	(e)	(29,829,059)
Accumulated other comprehensive income	65,297	384,909		(384,909)	(f)	65,297
TOTAL STOCKHOLDERS’ EQUITY	5,978,976	7,541,615				8,716,976

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$27,107,343	$7,821,921	$			$35,125,649

NETWORK CN INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

	Historical	Historical				Pro Forma
	Network CN	Cityhorizon				Network CN
	Inc. and	Limited		Pro Forma		Inc. and
	Subsidiaries	(Consolidated)		Adjustment	Notes	Subsidiaries

REVENUE, NET	$27,582,907	$-	$			$27,582,907

EXPENSES
Cost of tour services	25,830,401	-				25,830,401
Cost of advertising services	2,795,188	-				2,795,188
Professional fees	5,612,810	91,585				5,704,395
Payroll	4,098,842	314,044				4,412,886
Non-cash impairment charges	1,332,321	-				1,332,321
Other selling, general and administrative	2,321,245	224,140				2,545,385
Total Expenses	41,990,807	629,769				42,620,576

INCOME (LOSS) FROM OPERATIONS	(14,407,900)	(629,769)				(15,037,669)

OTHER INCOME (EXPENSE)
Amortization of deferred charges and debt discount	(4,866,351)	-				(4,866,351)
Interest expense	(122,803)	-				(122,803)
Interest income	26,811	2,463				29,274
Other income	9,284	-				9,284
Total Other Expenses, net	(4,953,059)	2,463				(4,950,596)

INCOME (LOSS) FROM OPERATIONS BEFORE TAXES
AND MINORITY INTEREST	(19,360,959)	(627,306)				(19,988,265)
Income taxes	(7,668)	-				(7,668)
Minority interest	62,048	-				62,048

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	(19,306,579)	(627,306)				(19,933,885)

DISCONTINUED OPERATIONS
Gain on disposal of affiliate	-	-				-
Loss from discontinued operations	-	-				-
Income from discontinued operations	-	-				-

NET INCOME (LOSS)	$(19,306,579)	$(627,306)	$			$(19,933,885)

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	61,817	371,366				433,183

COMPREHENSIVE INCOME (LOSS)	$(19,244,762)	$(255,940)	$			$(19,500,702)

NET LOSS PER COMMON SHARE - BASIC AND DILUTED
Loss per common share from continuing operations	(0.28)					(0.28)
Earnings per common share from discontinuing operations	-					-
Net loss per common share - basic and diluted	$(0.28)					$(0.28)
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND DILUTED	68,556,081			1,500,000	(g)	70,056,081

NETWORK CN INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

	Historical	Historical				Pro Forma
	Network CN	Cityhorizon				Network CN
	Inc. and	Limited		Pro Forma		Inc. and
	Subsidiaries	(Consolidated)		Adjustment	Notes	Subsidiaries

REVENUE, NET	$4,442,602	$-	$			$4,442,602

EXPENSES
Cost of tour services	4,231,952	-				4,231,952
Cost of advertising services	-	-				-
Professional fees	3,260,103	3,919				3,264,022
Payroll	1,004,731	44,497				1,049,228
Non-cash impairment charges	214,600	-				214,600
Other selling, general and administrative	804,204	11,344				815,548
Total Expenses	9,515,590	59,760				9,575,350

INCOME (LOSS) FROM OPERATIONS	(5,072,988)	(59,760)				(5,132,748)

OTHER INCOME (EXPENSE)
Amortization of deferred charges and debt discount	-	-				-
Interest expense	(1,416)	-				(1,416)
Interest income	38,395	286				38,681
	23,334	-				23,334
Total Other Expenses, net	60,313	286				60,599

INCOME (LOSS) FROM OPERATIONS BEFORE TAXES
AND MINORITY INTEREST	(5,012,675)	(59,474)				(5,072,149)
Income taxes	(6,984)	-				(6,984)
Minority interest	24,657	-				24,657

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	(4,995,002)	(59,474)				(5,054,476)

DISCONTINUED OPERATIONS
Gain on disposal of affiliate	579,870	-				579,870
Loss from discontinued operations	(53,574)	-				(53,574)
Income from discontinued operations	526,296	-				526,296

NET INCOME (LOSS)	$(4,468,706)	$(59,474)	$			$(4,528,180)

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	3,480	13,543				17,023

COMPREHENSIVE INCOME (LOSS)	$(4,465,226)	$(45,931)	$			$(4,511,157)

NET LOSS PER COMMON SHARE - BASIC AND DILUTED
Loss per common share from continuing operations	(0.10)					(0.10)
Earnings per common share from discontinuing operations	0.01					0.01
Net loss per common share - basic and diluted	$(0.09)					$(0.08)
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND DILUTED	52,489,465			1,500,000	(g)	53,989,465

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Note 1 – Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet assumes that the Acquisition occurred on December 31, 2007.

The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2007 and 2006 gives effect the Acquisition as if they had occurred on January 1, 2006.

There are no material differences among the accounting policies of the Company, Cityhorizon BVI, Lianhe and Bona.

Note 2 – Pro forma adjustments

The pro forma adjustments are based on the Company’s estimates of the value of the tangible and intangible assets acquired. Under purchase accounting, the total acquisition cost will be allocated to Cityhorizon Limited (consolidated)’s assets and liabilities based on their relative fair values. For the purpose of this pro forma analysis, the purchase price has been allocated based on a preliminary estimate of the fair value of assets and liabilities to be acquired. The final allocation, which will be determined subsequent to the closing of the acquisition, may be different from those reflected herein.

Purchase price to be settled by:

Share consideration
1,500,000 shares of Network CN Inc. at $2.492	$2,738,000
Cash consideration	5,000,000
Total consideration	$7,738,000

Allocation to fair value of net assets acquired:
Cash	$2,427,598
Prepayments for advertising operating rights	2,450,794
Prepayments and other current assets	170,347
Property and Equipment, net	110,186
Construction in progress	1,885,516
Intangible assets, net	777,480
Liabilities assumed	-280,306
Intangible assets arising from acquisition	196,385
$7,738,000

(a)	Reflects intangible assets arising from acquisition.
(b)	Reflects cash consideration. Cash injects by Och-Ziff in 2008.
(c)	Reflects share consideration.
(d)	Eliminates Cityhorizon Limited's historical registered capital and capital reserve.
(e)	Eliminates Cityhorizon Limited's historical retained earning.
(f)	Eliminates Cityhorizon Limited's historical accumulated other comprehensive income.
(g)	Reflects the 1,500,000 shares issued by Network CN Inc. in this transaction.